AGREEMENT TO AMEND/EXTEND
                             WATER SERVICE AGREEMENT
                                     FOR THE
                                  SKY RANCH PUD
                                                                 January  6,2004
                                                                 ---------------

RE:  Water  Service  Agreement  dated  October 31. 2003  by  and between AIRPARK
                                       ----------------
     METROPOLITAN DISTRICT ("AMD"); ICON INVESTORS 1 LLC ("DEVELOPER"); PURE CYCLE CORPORATION ("PURECYCLE"); and RANGE VIEW METROPOLITAN DISTRICT ("RANGEVIEW") relating to the provision of water services to the Sky Ranch PUD (Arapahoe County case No. Z01-010).


This  Amendment,  dated January 6. 2004, shall amend the aforesaid water service
                        ---------------
agreement  as  follows:

     Section 10.02, Termination Contingency, Subsection (c) shall be amended to read as follows:

(c)  Water  Rights.  If  AMD  or  the DEVELOPER are unsatisfied with the opinion
     -------------
     of water counsel provided pursuant to Section 6.03(e), AMD or the DEVELOPER shall have the right to terminate this Agreement by giving written notice to RANGEVIEW and PURECYCLE. In no event shall AMD or DEVELOPER have the right to terminate this Agreement pursuant to this Section after the Board of County Commissioners of Arapahoe County has approved the PDP, or March 6, 2004, whichever is latest.

AIRPARK  METROPOLITAN  DISTRICT

By:  /s/  Andrew  R.  Klein
     ----------------------------------
     Andrew  R.  Klein,  President

ICON  INVESTORS  I  LLC

By:  AIRWAY  PARK  MANAGER,  LLC,  A  COLORADO  LIMITED  LIABILITY  COMPANY

By:  /s/  Andrew  R.  Klein
     ----------------------------------
     Andrew  R.  Klein,  its  Manager


PURE  CYCLE  CORPORATION,  A  DELAWARE  CORPORATION

By:  /s/  Mark  Harding
     ----------------------------------
     Mark  Harding,  President


RANGEVIEW  METROPOLITAN  DISTRICT

By:  /s/  Thomas  P.  Clark
     ----------------------------------
     Thomas  P.  Clark,  Director


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